FINANCIAL RISK MANAGEMENT	9 Months Ended
Sep. 30, 2022
Financial Risk Management [Abstract]
FINANCIAL RISK MANAGEMENT

11.FINANCIAL RISK MANAGEMENT

Credit Risk

Credit risk is the risk of financial loss to the Company if a licensee or counter party to a financial instrument fails to meet its contractual obligations. Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and accounts receivable.

The Company’s cash and cash equivalents consists primarily of deposit investments that are held primarily with Canadian chartered banks or insurance companies.

The Company’s only customer is a large multinational company which does not have a history of non-payment. Credit risk from accounts receivable encompasses the default risk of the Company’s customers.

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company’s objective in managing liquidity risk is to ensure that it has sufficient liquidity available to meet its liabilities when due. The Company manages this risk by managing its capital structure through continuous monitoring of its actual and projected cash flows. As at September 30, 2022, the Company had cash of $11.6 million. The Company is actively pursuing additional financing to continue the development and regulatory process for the Enos System.

Interest Rate Risk

The financial instruments that expose the Company to interest rate risk are its cash and cash equivalents. The Company’s objectives of managing its cash and cash equivalents is to ensure sufficient funds are maintained on hand at all times to meet day-to-day requirements and to place any amounts that are considered in excess of day-to-day requirements on short-term deposit with the Company’s banks so that they earn interest. When placing amounts of cash into short-term investments, the Company only places investments with Canadian chartered banks or insurance companies and ensures that access to the amounts placed can be obtained on short notice. A one percent increase/decrease in interest rates would not have resulted in a material increase/decrease in interest income/expense during the quarter ended September 30, 2022.

Currency Risk

The Company’s operating results are subject to changes in the exchange rate of the foreign currencies (primarily Canadian dollar) relative to the US dollar. Any decrease in the value of the Canadian dollar relative to the US dollar has a favourable impact on Canadian dollar denominated operating expenses. A nominal amount of the Company’s cash and cash equivalents are denominated in Canadian dollars and are subject to changes in the exchange rate of the Canadian dollar relative to the US dollar.

COVID-19

Since December 31, 2019, the outbreak of a novel strain of coronavirus, specifically identified as “COVID-19”, has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, quarantine periods and social distancing protocol, along with the uncertainty around the disease itself, have caused material disruption to businesses globally, resulting in an economic slowdown. Global equity markets have experienced significant volatility. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Company in future periods. Due to the uncertainty caused by the COVID-19 outbreak, the Company is experiencing a longer recruitment cycle for recruiting technical personnel, and travel restrictions have slowed its ability to select and qualify suppliers for certain of its products. Furthermore, contractors and suppliers engaged by the Company may also be impacted by COVID-19 and there is a risk they could fail to meet their obligations to the Company. The effects of these impediments on the Company’s ability to achieve its milestones, including the timeline for completion, is unknown at this time.

Russia – Ukraine Conflict

The Russian invasion of Ukraine and the responses by governments around the world raises the prospects of increased cybersecurity attacks, strains on global supply chains, increases in energy prices, chip shortages since Russia and Ukraine are critical suppliers of neon gas and palladium used in chip production and challenges in natural resource extraction, refinement and transportation, among other possible impacts. The conflict may have a direct or indirect material adverse impact on the Company’s business, financial condition, results of operations, or cash flows.

Nasdaq Listing

The Company maintains a listing on both the TSX and Nasdaq, providing it access to both the Canadian and U.S. markets. Should the Company not be able to maintain its Nasdaq listing, it may not be able to raise capital in the U.S. in sufficient amounts or at all. As of December 30, 2021, the Company is currently not in compliance with Nasdaq’s minimum bid price requirement set forth in Nasdaq Rule 5550(a)(2) since the closing bid price for the Company’s Common Shares listed on Nasdaq was below US$1.00 for 30 consecutive business days. While the Company applied for and was granted an extension to cure such deficiency, if the Company does not evidence compliance by December 26, 2022, it is expected that the Nasdaq will notify the Company that its shares are subject to delisting. The Company continues to evaluate all available options to resolve the deficiency and regain compliance, including if required, the Company seeking shareholder approval to implement a share consolidation to regain compliance with Nasdaq’s minimum bid price requirement.